UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	April 4, 2013

Wireless Telecom Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

001-11916	22-2582295
(Commission File Number)	(IRS Employer Identification No.)

25 Eastmans Road
Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 386-9696

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.      Regulation FD Disclosure.

On April 4, 2013, the Company issued a press release announcing that its 2013 annual meeting of shareholders will be held on June 12, 2013, with a record date of April 26, 2013. The press release also named the Company’s slate of nominees to be considered for election to the board of directors at the annual meeting. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No.	Description

99.1	Press Release dated April 4, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIRELESS TELECOM GROUP, INC.

Date: April 4, 2013	By:	/s/ Paul Genova
Paul Genova
Chief Executive Officer and Director